       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO TRAVELOCITY HOLDINGS SUB INC. OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE
                                       OF

                              TRAVELOCITY.COM INC.

                                       TO

                         TRAVELOCITY HOLDINGS SUB INC.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                           SABRE HOLDINGS CORPORATION
--------------------------------------------------------------------------------

THE AMENDED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
        CITY TIME, ON FRIDAY, APRIL 5, 2002, WHICH DATE MAY BE EXTENDED.
--------------------------------------------------------------------------------

    As set forth under Section 3 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Amended Offer (as defined below) if (i) certificates representing shares of common stock, par value $.001 per share (the "Shares"), of Travelocity.com Inc., a Delaware corporation ("Travelocity"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the supplement to the Offer to Purchase, the "Supplement"). This revised Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                    THE DEPOSITARY FOR THE AMENDED OFFER IS:

                              THE BANK OF NEW YORK

          BY MAIL:            BY OVERNIGHT DELIVERY:            BY HAND:

    THE BANK OF NEW YORK       THE BANK OF NEW YORK       THE BANK OF NEW YORK
      TENDER & EXCHANGE       TENDER & EXCHANGE DEPT.    TENDER & EXCHANGE DEPT.
            DEPT.                    5TH FLOOR                  3RD FLOOR
       P.O. BOX 11248           385 RIFLE CAMP ROAD          ONE WALL STREET
    CHURCH STREET STATION     WEST PATERSON, NJ 07424      NEW YORK, NY 10286
   NEW YORK, NY 10286-1248

                       FOR NOTICE OF GUARANTEED DELIVERY
                           BY FACSIMILE TRANSMISSION:
                                 (973) 247-4077

                    TO CONFIRM FACSIMILE TRANSMISSION ONLY:
                                 (973) 247-4075

DELIVERY OF THIS REVISED NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Travelocity Holdings Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Sabre Holdings Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2002 (the "Offer to Purchase"), as amended and supplemented by the supplement thereto, dated March 18, 2002 (the "Supplement") and the related revised (yellow) Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Amended Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

--------------------------------------------------------------------------------

Signature(s):___________________________________________________________________

Name(s) of Record Holder(s):____________________________________________________
                                         PLEASE PRINT OR TYPE

Number of Shares:_______________________________________________________________

Certificate Number(s) (if available):___________________________________________

Dated: ______________________, 2002

Address(es):____________________________________________________________________
                                     INCLUDE ZIP CODE

Area Code and Telephone Number(s):______________________________________________

Taxpayer Identification or Social Security Number:______________________________

Check box if Shares will be tendered by book-entry transfer: / /

Account Number:_________________________________________________________________
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three Nasdaq National Market trading days after the date hereof.

--------------------------------------------------------------------------------

________________________________________________________________________________
                                  NAME OF FIRM

________________________________________________________________________________
                                    ADDRESS

________________________________________________________________________________
                                                                        ZIP CODE

________________________________________________________________________________
                         AREA CODE AND TELEPHONE NUMBER

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

Name:___________________________________________________________________________
                              PLEASE PRINT OR TYPE

Title:__________________________________________________________________________

Dated: ______________________, 2002

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------

                                       3